SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                  May 25, 2004


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



           Delaware                 333-26073           52-1779791
 (State or Other Jurisdiction      (Commission       (I.R.S. Employer
       of Incorporation)           File Number)      Identification No.)


      1133 21st Street, N.W.                         20036
       Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                   No Change

         (Former Name or Former Address, if Changed Since Last Report)

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

       20.87 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 5/28/97, Series 7/30/97 Series 9/24/97, Series 11/26/97, Series 12/4/97, Series
                   1/28/98,  Series  3/25/98,  Series  5/27/98,  Series 6/24/98,
                   Series 7/29/98 and Series 8/26/98 Statement to Certificateholders, dated 5/25/04.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Nancy E. Corsiglia
                                    -------------------------
                                    Name:  Nancy E. Corsiglia
                                    Title: Vice President




Dated: May 18, 2004

                                  EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.87                      Statement to Certificateholders